EXHIBIT 10.1.3

THIRD AMENDMENT TO

TELEMATICS SERVICES AGREEMENT

This third amendment (Amendment) is entered into this 6th day of January, 2004, by and between ATX Technologies, Inc., a Texas corporation (“ATX”) and BMW of North America, LLC, a Delaware limited liability company (“BMW”), each of whom may hereinafter be referred to individually as a party or collectively as the parties.

WHEREAS, the parties entered into a Telematics Services Agreement dated January 1, 2002, as amended January 30, 2003 and August 29, 2003 (the “Agreement”); and

WHEREAS, the parties now wish to further amend and modify certain terms of the Agreement;

NOW THEREFORE, for and in consideration of the foregoing, the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. DEFINITIONS. Any capitalized terms used herein and not otherwise defined herein shall have the same meaning assigned to them in the Agreement.

2. SURVIVAL. Except as otherwise expressly amended herein, all other terms and conditions of the Agreement shall remain in full force and effect.

3. OPERATING PROCEDURES. Exhibit C to the Agreement, containing the BMW Operating Procedures is hereby amended by replacing said Exhibit in its entirety with the new Exhibit C attached hereto.

4. SUBSCRIPTION AGREEMENT. Exhibit D to the Agreement, containing the mutually agreed forms of Subscription Agreement, is hereby amended by replacing said Exhibit in its entirety with the new Exhibit D attached hereto.

IN WITNESS WHEREOF, the parties have affixed their signatures, as of the date written above.

BMW OF NORTH AMERICA, LLC	ATX TECHNOLOGIES, INC.

By:	By:

Printed Name:	Printed Name:

Title:	Title:

By:	By:

Printed Name:	Printed Name:

Title:	Title: